SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 26,  2007

                              Synergy Brands, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            0-19409                   22-2993066
(State of incorporation)     (Commission File No.)           (IRS Employer
                                                            Identification No.)

                     223 UNDERHILL BLVD., SYOSSET, NY 11791
               (Address of principal executive offices) (zip code)

   Registrant's telephone number, including area code: 1-516-714-8200

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

In November 2007 the Company entered into two Amendments, with non-affiliated parties, to prior agreements involving Quality Food Brands Inc., a indirect subsidiary of the Company through PHS Group Inc., providing for exchange of common stock such parties had acquired in and of said Quality Food Brands Inc., in connection with services rendered for Quality Food Brands Inc., for common stock in Synergy Brands Inc., the arrangement designed to give the Company (directly and through its subsidiary, PHS Group Inc.)100% ownership of Quality Food Brands Inc., (the Company's Baking Mix Operations)so as to maintain the qualification of the two companies for consolidated SEC & tax reporting. The Company by such agreements is obligated to issue to the said non-affiliated parties a total of 650,000 shares of the Company's unregistered common stock which issuances are exempt from registration as provided by Section 4(2) of the Securities Act of 1933, as amended, being transactions by the issuer not involving any public offering.

Item 7.01. Regulation FD Disclosure

On November 26, 2007 Synergy Brands, Inc. announced its third quarter 2007 financial results and posted a summary of its financial status deriving from such 3rd quarter results on the registrant's website at http://www.sybr.com/investor_media.htm. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company had earlier on November 13, 2007 also posted such results with more particularity and filed a report on Form 8K on such date, which earlier report is incorporated herein by reference. The foregoing information is provided pursuant to Item 7.01, "Regulation FD Disclosure," and Item 2.02, "Results of Operations and Financial Condition," on Form 8-K. The financial figures presented therein referenced certain EBITDA numbers which are acknowledged by the Registrant to not be GAAP compliant and should be reviewed accordingly, and in compliance with applicable Securities and Exchange Commission regulation, comparable GAAP numbers have also been presented as to such EBITDA figures in disclosure of the financial results as presented in the press release as included herewtih and referenced herein.

     The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference

Item 9.01  Financial Statements and Exhibits

Exhibits

99.1  Press release dated November 26, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Synergy Brands, Inc.

                              By: /s/ Mair Faibish
                                  ----------------
                                      Mair Faibish
                             Chairman of the Board

                            By: /s/ Mitchell Gerstein
                                ---------------------
                                    Mitchell Gerstein
                              Chief Financial Officer

Dated:  November 26, 2007